                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                              February 21, 1997
           ------------------------------------------------------
              Date of Report (Date of earliest event reported)



                                M-Wave, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



         Delaware                    33-45499                     36-3809819
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)




              216 Evergreen Street, Bensenville, Illinois  60106
           ---------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)




                               (630) 860-9542
                       -------------------------------
                       (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

         On February 21, 1997, the Registrant announced that it had laid off 20 employees at its Bensenville Poly Circuits facility.

         Reference is made to the Registrant's press release dated February 21, 1997 (Exhibit 1.)


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 1. Registrant's press release dated February 21, 1997 disclosing that the Registrant laid off 20 employees at its Bensenville Poly Circuits facility.

                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 M-WAVE, INC.


                                                 /s/ JOSEPH A. TUREK
                                                 ------------------------------
                                                 Joseph A. Turek
Dated: February 21, 1997                         Chairman, President
                                                 and Chief Executive Officer

                                 EXHIBIT INDEX




     EXHIBIT
       NO.                       DESCRIPTION
      -----                    ----------------

        1 Registrant's press release dated February 21, 1997 disclosing that Registrant laid off 20 employees at its Bensenville Poly Circuits facility.